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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 1, 2000


                               PHARMOS CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Nevada                         0-11550                  36-3207413
(State or Other Jurisdiction    (Commission file Number)     (IRS Employer of
Incorporation)                                               Identification No.)


        99 Wood Avenue South, Suite 301, Iselin, New Jersey    08830
             (Address of Principal Executive Offices)        (Zip Code)


        Registrant's telephone number, including area code (732) 452-9556

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Item 5. Other

     On September 1, 2000, the Registrant concluded two separate private transactions with a group of investors. In one transaction, the Registrant issued $8 million in 6%  convertible  debentures  due  February  28,  2002,  and warrants exercisable for shares of common stock, for which the Registrant received $4 million in gross proceeds, with another $4 million being held in escrow to be released as the debentures are converted and in certain other circumstances. In the other transaction, the Registrant sold $3 million in common equity plus warrants exercisable for shares of common stock. The proceeds of the transactions will be used to fund the Registrant's research and development activities, in particular, to complete the development of dexanabinol for traumatic brain injury (TBI), to commence clinical trials of dexanabinol for stroke and to accelerate the Registrant's development of its dexanabinol analog program for central nervous system (CNS) and other inflammation-related indications.

     The 6% convertible debentures are convertible into shares of common stock of the Registrant at a fixed price equal to 105% of an average market price during a period before and after closing. Up to 50% of the original principal amount of the debentures may be converted into shares of common stock during any 30-day period. The common stock is being issued at 100% of the market price as determined during the same period, subject to a possible one-time adjustment based on average pricing during two consecutive 15-day periods within the first 90 days following registration of the shares. One of the investors also has the right, exercisable for 12 months, to purchase up to $2 million in additional common stock if the market price of the common stock at the time of exercise exceeds the average market price at the initial closing. Two private placement agents received compensation in connection with the transactions.


Exhibits
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4.1    Purchase Agreement between the Registrant, Millennium Partners LP, Strong
       River Investments Inc. and St. Albans Partners Ltd., dated as of September 1, 2000.

4.2    Form of 6% convertible debenture due February 28, 2002.

4.3 Registration Rights Agreement between the Registrant, Millennium Partners LP, Strong River Investments Inc. and St. Albans Partners Ltd., dated as of September 1, 2000.

4.4    Form of Common Stock  Purchase  Warrant  exercisable  until  September 1,
       2005.

4.5 Escrow Agreement between the Registrant, Millennium Partners LP, Strong River Investments Inc., St. Albans Partners Ltd. and Kleinberg Kaplan Wolff & Cohen PC, dated as of September 1, 2000.

4.6 Common Stock Investment Agreement between the Registrant, Millennium Partners LP, Strong River Investments Inc. and Laterman & Co. LP, dated as of September 1, 2000.

4.7 Registration Rights Agreement between the Registrant, Millennium Partners LP, Strong River Investments Inc. and Laterman & Co. LP, dated as of September 1, 2000.

4.8    Form of Common Stock  Adjustment  Warrant  exercisable  until November 1,
       2001.

4.9    Form of Call Warrant exercisable until September 1, 2001.


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4.10   Form of Optional Adjustment Warrant exercisable until February 28, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of September, 2000.


                                            PHARMOS CORPORATION


                                            By: /s/ Robert W. Cook
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                                                Name:  Robert W. Cook
                                                Title:  Chief Financial Officer


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